UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SUPREME INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPREME INDUSTRIES, INC.

2581 East Kercher Road

P.O. Box 237

Goshen, IN  46528

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 6, 2010

To Stockholders of

SUPREME INDUSTRIES, INC.:

The annual meeting of stockholders of Supreme Industries, Inc. (the “Company”) will be held at the Courtyard by Marriott, 1930 Lincolnway East, Goshen, Indiana, on May 6, 2010, at 10:00 a.m. Eastern Time for the following purposes:

1.               To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified;

2.               To ratify the selection of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm; and

3.               To transact such other business as may properly come before the meeting and any adjournment thereof.

Information regarding matters to be acted upon at this meeting is contained in the accompanying Proxy Statement.  Only stockholders of record at the close of business on March 8, 2010, are entitled to notice of and to vote at the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.  PLEASE COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING.

By Order of the Board of Directors

Goshen, Indiana	William J. Barrett
March 24, 2010	Secretary

SOLICITATION OF PROXIES

This Proxy Statement and accompanying Proxy are furnished to owners of the Company’s common stock, par value $.10 per share (the “Common Stock”) in connection with the solicitation of proxies by the Board of Directors of Supreme Industries, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Courtyard by Marriott, 1930 Lincolnway East, Goshen, Indiana, on May 6, 2010 at 10:00 a.m. Eastern Time, or at any adjournment thereof.  The Notice of Meeting, the form of Proxy, and this Proxy Statement are being mailed to the Company’s stockholders on or about March 24, 2010.

The expense of proxy solicitation will be borne by the Company.  Although solicitation is to be made primarily through the mail, the Company’s officers and/or employees and those of its transfer agent may solicit proxies by telephone or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation efforts, however, the Company will reimburse such persons for all accountable costs so incurred.

A copy of the 2009 Annual Report to Stockholders of the Company for its fiscal year ended December 26, 2009, is being mailed with this Proxy Statement to all such stockholders entitled to vote, but does not form any part of the information for solicitation of proxies.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 6, 2010

This Proxy Statement, the accompanying proxy card and our 2009 Annual Report to Stockholders are available at www.proxy.supremeind.com.

RECORD DATE AND VOTING SECURITIES

The Board of Directors of the Company has fixed the close of business on March 8, 2010, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the record date, there were 12,227,860 shares of Class A Common Stock and 2,120,382 shares of Class B Common Stock of the Company issued and outstanding.  The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting with respect to matters upon which both classes of Common Stock are entitled to vote.

ACTION TO BE TAKEN AND VOTE REQUIRED

Action will be taken at the meeting to elect a Board of Directors and to ratify the selection of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm.  Each proxy will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Any proxy on which no directions are specified will be voted for the election of directors named herein and otherwise in accordance with the judgment of the persons designated as proxies.  Any person executing the enclosed proxy may nevertheless revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company either a written instrument expressly revoking it or a duly executed proxy bearing a later date.  Furthermore, such person may nevertheless elect to attend the meeting and vote in person, in which event the proxy will be suspended.

The Company’s Certificate of Incorporation authorizes two classes of $.10 par value Common Stock (designated Class A and Class B) as well as one class of $1.00 par value preferred stock.  No shares of the preferred stock are outstanding.  In voting on all matters expected to come before the Annual Meeting, a stockholder of either Class A or Class B Common Stock will be entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. The holders of the Class A Common Stock will be entitled to elect that number (rounded down) of directors equal to the total number of directors to be elected divided by three, i.e., two directors, and the holders of the Class B Common Stock will be entitled to elect the remaining directors.  The Class A Directors are elected by majority vote of shares held by holders of Class A Common Stock attending in person or represented by proxy.  The Class B Directors are elected by plurality vote of the holders of Class B Common Stock attending in person or represented by proxy.  The ratification of the selection of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 25, 2010, must be approved by majority vote of the combined shares of the Class A Common Stock and Class B Common Stock held by the holders of such Class A Common Stock and Class B Common Stock attending in person or represented by proxy.  The Company’s Certificate of Incorporation prohibits cumulative voting.

Abstentions are voted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists.  In the election of the Class B Directors, votes withheld will have no effect on the outcome of the vote.  In the election of the Class A Directors and the vote on the ratification of the selection of our independent registered public accounting firm, votes withheld and abstentions will have the effect of a vote “against” the proposal.  Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have discretionary voting authority and have not received instructions from a stockholder as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” for purposes of determining whether a quorum exists.  However, broker non-votes are not considered to be shares entitled to vote and will not affect the outcome of any vote.

Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote stockholders’ shares. Beginning this year, brokers are no longer permitted to vote stockholders’ shares for the election of directors. Therefore, we urge all stockholders to give voting instructions to their brokers on all voting items.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tabulation sets forth the names of those persons who are known to management to be the beneficial owners as of March 8, 2010, of more than five percent (5%) of the Company’s Class A or Class B Common Stock.  Such tabulation also sets forth the number of shares of the Company’s Class A or Class B Common Stock beneficially owned as of March 8, 2010 by all of the Company’s directors and nominees, named executive officers, and all directors and officers of the Company as a group.  Persons having direct beneficial ownership of the Company’s Common Stock possess the sole voting and dispositive power in regard to such stock.  Class B Common Stock is freely convertible on a one-for-one basis into an equal number of shares of Class A Common Stock, and ownership of Class B Common Stock is deemed to be beneficial ownership of Class A Common Stock under Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As of March 8, 2010, there were 12,227,860 shares of Class A Common Stock and 2,120,382 shares of Class B Common Stock outstanding.

The following tabulation also includes shares of Class A Common Stock covered by options granted under the Company’s 2004, 2001, and 1998 Stock Option Plans, which options are collectively referred to as “Stock Options.”  The Stock Options have no voting or dividend rights.

Finally, the following tabulation includes shares of restricted Class A Common Stock, as defined in the Company’s Amended and Restated 2004 Stock Option Plan, which shares are referred to as “Restricted Stock.”  Restricted Stock has the right to vote and receive dividends; however, it contains restrictions regarding the holder’s ability to sell, transfer, pledge, or assign such stock.

Name and Address	Title	Amount and Nature of		Percent of
of Beneficial Owner	Class	Beneficial Ownership		Class (1)
Heartland Advisors, Inc.	Class A	1,035,000	(2)	8.5%
789 North Water Street
Milwaukee, WI 53202

First Manhattan Co.	Class A	724,553	(3)	5.9%
437 Madison Avenue
New York, NY 10022

Wilen Management Company, Inc.	Class A	682,365	(4)	5.6%
2360 West Joppa Road, Suite 226
Lutherville, MD 21093

Dimensional Fund Advisors LP	Class A	604,959	(5)	5.0%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

William J. Barrett	Class A	1,867,804	(6)(7)(11)(12)	14.1%
636 River Road	Class B	859,862	(7)	40.6%
Fair Haven, NJ 07704

Robert J. Campbell	Class A	158,464	(6)(9)(11)	1.3%
15690 Treasure Cove	Class B	47,620		2.3%
Bullard, TX 75757

Thomas Cantwell	Class A	443,183	(6)(11)	3.5%
#1 McGill St., Apt. 1010	Class B	400,945		18.9%
Montreal, Quebec, Canada H2Y 4A3

Edward L. Flynn	Class A	207,419	(6)(10)	1.7%
7511 Myrtle Avenue
Glendale, NY 11385

Herbert M. Gardner	Class A	1,224,149	(6)(8)(11)(12)	9.4%
2581 East Kercher Road	Class B	623,218	(8)	29.4%
Goshen, IN 46528

Name and Address	Title	Amount and Nature of		Percent of
of Beneficial Owner	Class	Beneficial Ownership		Class (1)
Jeffery D. Mowery	Class A	90,131	(6)(12)	*
2581 East Kercher Road
Goshen, IN 46528

Mark C. Neilson	Class A	98,763	(6)	*
7140 Calabria Court
San Diego, CA 92122

Wayne A. Whitener	Class A	6,324	(6)	*
101 E. Park Blvd., Suite 955
Plano, TX 75074

Robert W. Wilson	Class A	245,742	(6)(12)	2.0%
2581 East Kercher Road
Goshen, IN 46528

All directors and officers as a group of (9) persons	Class A	4,341,979	(6)(7)(8)(9)(10)(11)(12)	29.6%
	Class B	1,931,645	(7)(8)	91.1%

*  Less than 1%

(1)  The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act.  In making these calculations, shares beneficially owned by a person as a result of the ownership of Stock Options, or ownership of Class B Common Stock, were deemed to be currently outstanding solely with respect to the holders of such options or Class B Common Stock.

(2)  Heartland Advisors, Inc. (“Heartland”) filed a Schedule 13G/A on February 10, 2010, reporting that Heartland owns and has shared voting and dispositive power over 1,035,000 shares of Class A Common Stock.  All information presented above relating to Heartland is based solely on the Schedule 13G/A.

(3)  First Manhattan Co. (“First Manhattan”) filed a Schedule 13G/A on February 16, 2010, reporting that First Manhattan owns and has shared dispositive power over 724,553 shares of Class A Common Stock.  (Shared voting power is limited to 692,989 of the 724,553 shares.)  All information presented above relating to First Manhattan is based solely on the Schedule 13G/A.

(4)  Wilen Management Company, Inc. (“Wilen”) filed a Schedule 13G/A on January 15, 2010, reporting that Wilen owns and has sole voting and dispositive power over 682,365 shares of Class A Common Stock.  All information presented above relating to Wilen is based solely on the Schedule 13G/A.

(5)  Dimensional Fund Advisors LP (“Dimensional Fund”) filed a Schedule 13G/A on February 8, 2010, reporting that Dimensional Fund owns and has sole dispositive power over 604,959 shares of Class A Common Stock.  (Sole voting power is limited to 601,619 of the 604,959 shares.)  All information presented above relating to Dimensional Fund is based solely on the Schedule 13G/A.

(6)  Includes the number of shares of Class A Common Stock set forth opposite the persons named in the following table which shares are beneficially owned as a result of the ownership of Stock Options under the Company’s 2004, 2001, and 1998 Stock Option Plans.

Stock Options
William J. Barrett	172,824
Robert J. Campbell	18,823
Thomas Cantwell	6,487
Edward L. Flynn	6,487
Herbert M. Gardner	163,202
Jeffery D. Mowery	37,842
Mark C. Neilson	8,186
Wayne A. Whitener	2,162
Robert W. Wilson	82,605
All directors and officers as a group	498,618

(7)  Includes 109,942 shares of Class A Common Stock and 16,054 shares of Class B Common Stock owned by Mr. Barrett’s wife.  Mr. Barrett has disclaimed beneficial ownership of these shares.

(8)  Includes 10,447 shares of Class A Common Stock and 63,349 shares of Class B Common Stock owned by Mr. Gardner’s wife.  Mr. Gardner has disclaimed beneficial ownership of these shares.

(9)  Includes 443 shares of Class A Common Stock owned beneficially by Mr. Campbell’s wife as custodian for their children.  Mr. Campbell has disclaimed beneficial ownership of these shares.

(10)  Includes 21,624 shares of Class A Common Stock owned beneficially by Mr. Flynn’s wife.  Mr. Flynn has disclaimed beneficial ownership of these shares.

(11)  Includes the number of shares of Class A Common Stock which are deemed to be beneficially owned as a result of ownership of shares of Class B Common Stock, which Class B shares are freely convertible on a one-for-one basis into shares of Class A Common Stock.

(12)  Includes the following Restricted Stock:

Will vest (i.e. restrictions will lapse)
Issue date	1/3 annually on the following dates*:			Shares	Recipient
11/19/2007	11/19/2008	11/19/2009	11/19/2010	10,812	Barrett
				10,812	Gardner
				7,568	Mowery
				10,812	Wilson

5/8/2008	5/8/2009	5/8/2010	5/8/2011	10,812	Barrett
				10,812	Gardner
				7,568	Mowery
				10,812	Wilson

11/17/2008	11/17/2009	11/17/2010	11/17/2011	10,600	Barrett
				10,600	Gardner
				7,420	Mowery
				10,600	Wilson

* Vesting schedule assumes the recipient remains employed by the Company.

For all Restricted Stock, each recipient has full voting and dividend rights on all of his respective shares of Restricted Stock upon grant.

Depositories such as The Depository Trust Company (Cede & Company) as of March 8, 2010 held, in the aggregate, more than 5% of the Company’s then outstanding Class A Common Stock.  The Company understands that such depositories hold such shares for the benefit of various participating brokers, banks, and other institutions which are entitled to vote such shares according to the instructions of the beneficial owners thereof.  Excluding Heartland, First Manhattan, Wilen, and Dimensional, the Company has no reason to believe that any of such beneficial owners hold more than 5% of the Company’s outstanding voting securities.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Eight directors are to be elected at the Annual Meeting of Stockholders.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below for the term of one year and until their successors are duly elected and have qualified.  The Company’s Board of Directors is currently comprised of eight members.

Of the persons named below, Messrs. Flynn and Neilson have been nominated for election by the holders of Class A Common Stock, and the remaining persons have been nominated for election by the holders of Class B Common Stock.

The nominees for election by holders of Class A Common Stock were recommended to the Board of Directors by a majority of the independent directors of the Board.

Messrs. Gardner, Barrett, and Wilson were the executive officers of the Company (or its subsidiary) as of December 26, 2009.  Officers are elected annually by the Board of Directors at the Annual Meeting of Directors held immediately following the Annual Meeting of Stockholders.

Although it is not contemplated that any nominee will be unable to serve as a director, in such event the proxies will be voted by the holders thereof for such other person as may be designated by the current Board of Directors.  The management of the Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office, and to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

Only eight nominees for director are named, even though the Company’s bylaws allow a maximum of fifteen, since the proposed size of the board is deemed adequate to meet the requirements of the Board of Directors.  The proxies given by the Class A stockholders cannot be voted for more than two persons, and the proxies given by Class B stockholders cannot be voted for more than six persons.  The information set forth below with respect to each of the nominees has been furnished by each respective nominee.

Executive
	Officer	Positions With
Name, Age, and Business Experience	Since	Company

Herbert M. Gardner, 70

Chairman of the Board and Chief Executive Officer of the Company since 1979, President of the Company from June 1992 to February 2006; Executive Vice President of Barrett-Gardner Associates, Inc., an investment banking firm, from November 2002 until June 2009, and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers; Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company; Director of Nu Horizons Electronics Corp., an electronic component distributor; Director of TGC Industries, Inc., a company engaged in the geophysical services industry; and Director of Chase Packaging Corporation, a development stage company.  Mr. Gardner was selected to serve as a director of the Company due to his depth of knowledge of the Company, including its strategies, operations and markets, his acute business judgment, his strong leadership skills, and his position with the Company.

	1979	Chairman of the Board and Chief Executive Officer

Robert W. Wilson, 65

Director of the Company since 1990; President and Chief Operating Officer of the Company since February 2006; Executive Vice President of the Company from December 1992 through February 2006; Treasurer and Chief Financial Officer of the Company from December 1992 through April 2005; Vice President of Finance, Treasurer, and Assistant Secretary of Supreme Corporation, a wholly-owned subsidiary of the Company, from 1998 through April 2005; co-holder of Office of the President of Supreme Corporation from November 2000 through April 2005; President and CEO of Supreme Corporation since May 2005.  Mr. Wilson was selected to serve as a director of the Company because of his understanding of the Company’s operations, his financial expertise, his extensive employment experience with the Company, and his significant industry and management expertise.

	1992	President, Chief Operating Officer, and Director

Executive
	Officer	Positions With
Name, Age, and Business Experience	Since	Company

William J. Barrett, 70

Secretary and Assistant Treasurer of the Company and a Director since 1979 and Executive Vice President (Long Range and Strategic Planning) of the Company since 2004; President of Barrett-Gardner Associates, Inc., an investment banking firm, from November 2002 until June 2009, and since then President of W J Barrett Associates, Inc., and previously Senior Vice President of Janney Montgomery Scott LLC, investment bankers; Chairman of the Board and Director of Rumson-Fair Haven Bank and Trust Company, a New Jersey state independent, commercial bank and trust company; Director of TGC Industries, Inc., a company engaged in the geophysical services industry; Director of Chase Packaging Corporation, a development stage company; Director of MassMutual Corporate Investors, a closed-end investment company; and Director of MassMutual Participation Investors, a closed-end investment company.  Mr. Barrett brings to the Board of Directors of the Company keen business and financial judgment and an extraordinary understanding of the Company’s business, history, and organization, as well as extensive leadership experience.

	1979	Executive Vice President (Long Range and Strategic Planning), Assistant Treasurer, Secretary, and Director

Robert J. Campbell, 78

Director of the Company since 1979; Retired Chief Executive Officer of TGC Industries, Inc., from March 1996 to December 1998, a company engaged in the geophysical services industry; Vice Chairman of the Board and Chief Executive Officer of TGC from July 1993 through March 1996; Chairman of the Board and Chief Executive Officer of TGC from July 1986 to July 1993; and prior to such time, President and Chief Executive Officer of the Company for more than five years.  Mr. Campbell’s qualifications to serve as a director of the Company include his extensive management experience and knowledge of its business, his business acumen and his experience as chief executive officer of another public company.

	n/a	Director

Executive
	Officer	Positions With
Name, Age, and Business Experience	Since	Company

Dr. Thomas Cantwell, 82

Director of the Company since 1979; 1978 to present, independent investor; September 1987 to present, President of Technical Computer Graphics, Inc., a software/hardware integrator in the computer graphics field; Director of VertigoXMedia, a developer of television broadcast control systems; and Director of Miranda Technologies, a manufacturer of digital video and audio equipment.  Dr. Cantwell’s long-standing history with the Company and his extensive understanding of the Company’s industry provide the Board of Directors with an invaluable resource for assessing and managing risks and planning for corporate strategy.

	n/a	Director

Edward L. Flynn, 75

Director of the Company since 2007; Owner of Flynn Meyer Company, a management company for the restaurant industry, since 1976; Director and Treasurer of Citri-Lite Co., a soft drink company, since 1994; Director of TGC Industries, Inc., a geophysical services company; Director of Chase Packaging Corporation, a development stage company; and Director of Biojet Medical, a medical device company.  Mr. Flynn is an experienced leader of major organizations and brings to the Board of Directors of the Company strong executive management skills and experience serving on the boards of other public companies.

	n/a	Director

Mark C. Neilson, 51

Director of the Company since 2003; Partner, Tatum, LLC, a financial and technology consulting division of Spherion, since September 2005; Chief Financial Officer of Towne Air Freight, Inc., an air freight trucking company, from April 2001 to February 2005; Independent business consultant from November 1998 to March 2001; Chief Financial Officer of Therm-O-Lite, Inc., a manufacturer of interior insulated windows, from January 2000 through June 2009; and Chief Financial Officer and Director of Shelter Components Corporation, a supplier to the recreational vehicle industry, from March 1986 to October 1998.  Mr. Neilson was selected to serve as a director of the Company due to his extensive background in public accounting and auditing.  Mr. Neilson qualifies as an “audit committee financial expert” under guidelines of the Securities and Exchange Commission.

	n/a	Director

Executive
	Officer	Positions With
Name, Age, and Business Experience	Since	Company

Wayne A. Whitener, 58

Director of the Company since 2008; Director of TGC Industries, Inc. (“TGC”), a geophysical services company, since 1984; President of TGC since 1987; Chief Executive Officer of TGC since January 1999; Chief Operating Officer of TGC from July 1986 to December 1998; President of Tidelands Geophysical Co., Inc., a wholly-owned subsidiary of TGC, since 1987.  As the principal executive officer of another public company, Mr. Whitener provides valuable insight and guidance on the issues of corporate strategy and risk management.

	n/a	Director

The Board of Directors recommends a vote FOR Proposal No. 1.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of Common Stock. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all applicable Section 16(a) filing requirements were complied with by its directors, executive officers, and ten percent (10%) stockholders during 2009.

BOARD OF DIRECTORS

Board Leadership Structure

Our holding company, Supreme Industries, Inc. (NYSE: STS), is uniquely structured in that it has very few officers and is designed to have our business operations conducted on a day-to-day basis by management of Supreme Corporation, our wholly-owned and principal operating subsidiary, which is the source of virtually all of our revenues and business expenses.  The primary role of the holding company is to facilitate capital markets financing transactions, mergers and acquisitions, and other long-range strategies.

As a micro cap public company, even prior to the significant negative impact on our business from the severe recession in the United States and the worldwide financial crises of the past 18 months, we have made an effort to have a cost-effective, yet constructive and efficient, leadership structure.  We believe that having one executive fulfilling the roles of both Chairman and Chief Executive Officer at the holding company level facilitates these objectives.  On the other hand, our leadership structure at the Supreme Corporation level has our holding company Chairman also holding the position of Chairman of this subsidiary, but a different person serving as both President and Chief Executive Officer of this subsidiary. We believe that these combined leadership structures have been effective and fit our history, culture, size, and operating characteristics and are therefore in the long-range best interests of our stockholders.

Further, we have concluded that five independent directors, representing a majority of our Board of Directors, is appropriate given the size of our business, but enables the Company to obtain the benefits of diverse expertise, skill sets, and backgrounds for proper governance of the Company.  In addition, to being cost effective, the Company has only three committees, one of which is an Audit Committee comprised solely of independent directors.  Our Audit Committee Charter is available at our website www.supremeind.com.  Matters relating to other governance issues including, but not limited to, determining compensation and nominating directors, are managed by the Board.  This structure enables effective communication among the directors by utilizing their participation in all of the critical areas of governance, including risk oversight and interaction with management.  Recently, a policy has been adopted which provides for our independent directors to rotate the chairing of the periodic meetings of independent directors so that each of the directors will have an opportunity to set the agenda and chair the meeting.  This results in there being no need to designate a lead director.

Our Board of Directors and principal executive officers have significant ownership of the equity securities of the Company.  As a result, the Board of Directors believes that management focuses on both the short- and long-term objectives of the Company with neither being disadvantaged by the other. Management bonuses each year are tied to the profitability of Supreme Corporation and also to the future values of the Company’s equity securities through options and common share ownership.  As a result, the Board of Directors has concluded that the incentive promoting structure of the Company does not promote risks that are inappropriate for the operation of the business.

The Board of Directors has assessed the composition of the Board and has concluded that the Board has the appropriate mix of business experience and skills to address effectively the Company’s business needs and challenges.  In view of the small size of the Board of Directors, there are no membership requirements based on race or gender.  However, we believe that our Board of Directors does have a wide range of diversity with regard to professional experience, skills, education, and other attributes that contribute to the Board’s ability to operate in the long-range best interests of the Company’s stockholders.

Independence

The Board of Directors has determined that the following five directors have no material relationship with the Company that would interfere with the exercise of independent judgment and are “independent” within the meaning of the NYSE Amex director independence standards:  Robert J. Campbell, Thomas Cantwell, Edward L. Flynn, Mark C. Neilson, and Wayne A. Whitener.

Committees

The Executive Committee is comprised of Dr. Cantwell and Messrs. Gardner, Barrett, and Wilson.  The Executive Committee, which met four times during the year ended December 26, 2009, is charged by the Company’s bylaws with the responsibility for exercising such authority of the Board of Directors as is specifically delegated to it by the Board, subject to certain limitations contained in the bylaws.

The Audit Committee is comprised of Dr. Cantwell and Messrs. Neilson, Campbell, and Flynn.  The Audit Committee met four times during the year ended December 26, 2009.  The purpose and functions of the Audit Committee are to: appoint or terminate the independent auditors; evaluate and determine compensation of the independent auditors; review the scope of the audit proposed by the independent auditors; review quarterly condensed consolidated financial statements and the annual audited consolidated financial statements prior to issuance; consult with the independent auditors on matters relating to internal financial controls and procedures; and make appropriate reports and recommendations to the Board of Directors.

The Stock Awards Committee is comprised of Dr. Cantwell and Messrs. Gardner and Barrett.  The Stock Awards Committee met twice during the year ended December 26, 2009.  The Stock Awards Committee is responsible for awarding incentive stock options, nonqualified stock options, reload options, Common Stock, and restricted stock to key employees or individuals who provide substantial advice or other assistance to the Company so that they will apply their best efforts for the benefit of the Company.

The Company does not have a Compensation Committee at this time because the functions of a Compensation Committee are adequately performed by the independent directors.  To best enable the Company to attract and retain superior executives, the Company and the Board of Directors assemble executive compensation packages which are believed to be reasonable and consistent with the Company’s overall compensation program.  In 2005, Mr. Michael Lew, an independent corporate compensation specialist, was hired by the Board of Directors to evaluate and make recommendations concerning the Company’s compensation practices and procedures.  After comparing the Company’s compensation practices to those of a selected group of peer companies, Mr. Lew determined that the Company’s levels of compensation were within the range of, and in some cases below, the levels of compensation of such peer companies.  In carrying out the functions of a Compensation Committee, the Board of Directors does not rely on a Compensation Committee Charter.  The Board of Directors periodically reviews the levels of compensation, perquisites, and other personal benefits provided by the Company to insure that compensation levels are reasonable, fair, and competitive.  Executive officers are paid a base salary, and they are provided with the potential to earn cash bonuses that are tied to Company performance.  In addition, executive officers are eligible to receive periodic awards of equity grants.

The Company does not have a standing Nominating Committee, and nominations for director are made by the Company’s independent directors.  The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be made effectively on a case-by-case basis, and there is no need for the added formality of a Nominating Committee.  In carrying out the functions of a Nominating Committee, the Board of Directors does not rely on a Nominating Committee Charter.  The independent directors of the Company utilize the following criteria as guidelines in considering nominations to the Company’s Board of Directors. The criteria include:

•                  personal characteristics, including such matters as integrity, age, education, diversity of skills, opinions, perspectives, professional experiences, education and backgrounds, and absence of potential conflicts of interest with the Company or its operations;

•                  the availability and willingness to devote sufficient time to the duties of a director of the Company;

•                  experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•                  experience in the Company’s industry and with relevant social policy concerns;

•                  experience as a board member of another publicly held company;

•                  academic expertise in an area of the Company’s operations; and

•                  practical and mature business judgment.

The criteria are not exhaustive, and the independent directors and the Board of Directors may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors’ goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In order to ensure that the Board consists of members with a variety of perspectives and skills, the independent directors have not set any minimum qualifications and also consider candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board is a financial expert and that the overall composition of the Board meets all applicable independence requirements, the independent directors do not have any specific skills that they believe are necessary for any individual director to possess. Instead, the independent directors evaluate potential nominees based on the contribution such nominee’s background and skills could have upon the overall functioning of the Board.

Acting in the capacity of a Nominating Committee, the Board of Directors has not adopted any policy with regard to the consideration of director candidates recommended by security holders for the reason that such a policy is deemed unnecessary since at no time in the history of the Company has any such recommendation ever been received from any of the Company’s security holders.

Meetings

During the year ended December 26, 2009, the Board of Directors held six regularly scheduled meetings.  All of the directors listed herein attended 75% or more of the total meetings of the Board and of the committees on which they serve.

The Company encourages all directors to attend its Annual Meeting of Stockholders.  All of the directors attended the Annual Meeting of Stockholders held in May of 2009.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s officers and directors, including the Company’s principal executive officer and principal financial and accounting officer.  The code has been posted in the Shareholder Information section of the Company’s website, www.supremeind.com.

Stockholder Communications

The Company has established a process for stockholders to send their communications to the Board of Directors. Any stockholder who desires to contact an individual director, the entire Board of Directors, or a committee of the Board of Directors may mail a written communication to the Compliance Officer of the Company c/o Compliance Officer, Supreme Industries, Inc., 2581 East Kercher Road, P.O. Box 237, Goshen, Indiana 46528. The Compliance Officer will submit all stockholder communications to the appropriate directors, unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution, or a communication of a similar nature. A stockholder communication relating to the Company’s accounting, internal accounting controls, or auditing will be referred to the members of the Audit Committee.

The Compliance Officer will send a written acknowledgment to a stockholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless such stockholder communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution, or a communication of a similar nature. A stockholder wishing to contact the directors may do so anonymously; however, stockholders are encouraged to provide the name in which the Company’s shares of stock are held and the number of such shares held.

The following communications to the directors will not be considered a stockholder communication: (i) communication from a Company officer or director; (ii) communication from a Company employee or agent, unless submitted solely in such employee’s or agent’s capacity as a stockholder; and (iii) any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act.

AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent registered public accounting firm (“independent auditors”) and management to review accounting, auditing, internal controls, and financial reporting matters.  The Audit Committee Charter is available on the Company’s website, www.supremeind.com.

The members of the Audit Committee are “independent” as defined in Sections 803.A. and 803.B. of the listing standards of the NYSE Amex and Rule 10A-3(b)(1) under the Exchange Act.  All members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.  The Board of Directors has determined that Mr. Neilson qualifies as an “Audit Committee Financial Expert” as defined in Section 229.401(h) of the Exchange Act, and his experience and background are described in his biographical data under Proposal No. 1.  The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls.  The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.  The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as necessary to carry out its duties.

We have reviewed and discussed with senior management the Company’s audited financial statements included in the 2009 Annual Report to Stockholders.  Management has confirmed to us that such financial statements:  (i) have been prepared with integrity and objectivity and are the responsibility of management and; (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

We have discussed with Crowe Horwath LLP, the Company’s Independent Registered Public Accounting Firm, the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, “Communications with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”).  SAS No. 61 requires the Company’s independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to: (i) their responsibility under auditing standards of the PCAOB (United States); (ii) significant accounting policies; (iii) management’s judgments and estimates; (iv) any significant audit adjustments; (v) any disagreements with management; and (vi) any difficulties encountered in performing the audit.

We have received from Crowe Horwath LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” with respect to any relationships between Crowe Horwath LLP and the Company which, in their professional judgment, may reasonably be thought to bear on their independence.  Crowe Horwath LLP has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the review and discussions described above with respect to the Company’s audited financial statements included in the Company’s 2009 Annual Report to Stockholders, we have recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America.  That is the responsibility of management and the Company’s independent auditors.  In giving our recommendation to the Board of Directors, we have relied on: (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (ii) the report of the Company’s independent auditors with respect to such financial statements.

The Audit Committee:

Mark C. Neilson (Chair)
Robert J. Campbell
Thomas Cantwell
Edward L. Flynn

PRINCIPAL ACCOUNTING FEES AND SERVICES

The accounting firm of Crowe Horwath LLP (“Crowe Horwath”) served as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 26, 2009.  Crowe Horwath has served as auditors for the Company since October 9, 2001.

Audit Fees.  The aggregate fees billed for professional services rendered by Crowe Horwath for the audit of our annual financial statements and preissuance reviews of the financial statements included in our quarterly reports on Form 10-Q were $177,000 for fiscal 2009 and $196,494 for fiscal 2008.

Audit-Related Fees.  The aggregate fees billed for professional services by Crowe Horwath for assurance and related services reasonably related to the audit and review services described under “Audit Fees” above were $18,127 for fiscal 2009 and $23,585 for fiscal 2008.  The amounts shown consist of fees for benefit plan audits and other various assurance services.

Tax Fees.  The aggregate fees billed for professional services by Crowe Horwath for tax compliance, tax advice, and tax planning services were $237,071 for fiscal 2009 and $169,649 for fiscal 2008.

All Other Fees.  The aggregate fees billed for professional services by Crowe Horwath for services other than those described above were $0 for fiscal 2009 and 2008, respectively.

The Audit Committee has the sole authority to authorize all audit and non-audit services to be provided by the independent audit firm engaged to conduct the annual audit of the Company’s consolidated financial statements.  In addition, the Audit Committee has adopted pre-approval policies and procedures that are detailed as to each particular service to be provided by the independent auditors, and such policies and procedures do not permit the Audit Committee to delegate its responsibilities under the Exchange Act, as amended, to management.  The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent audit firm during the fiscal year ended December 26, 2009, as required by the Sarbanes-Oxley Act of 2002.

The Audit Committee has considered whether the providing of non-audit services has been compatible with maintaining the independent auditor’s independence and has advised the Company that, in its opinion, the activities performed by Crowe Horwath on the Company’s behalf were compatible with maintaining the independence of such auditors.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation earned by each of the Company’s Chief Executive Officer and the two other most highly compensated executive officers of the Company (the “Named Executive Officers”).  As discussed below in the section titled “Employment Contracts,” the Company has entered into employment contracts with Messrs. Gardner, Wilson, and Barrett.

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred	All Other
				Stock	Option	Plan	Compensation	Compensation
Name and Principal Position	Year	Salary (1)	Bonus	Awards (2)	Awards (2)	Compensation	Earnings	(3)	Total

Herbert M. Gardner	2009	$91,800	$—	$41,867	$20,110	$—	$—	$71,230	$182,236
Chairman of the Board	2008	$106,754	$57,000	$32,364	$22,901	$—	$—	$77,671	$296,690

Robert W. Wilson	2009	$150,000	$—	$41,867	$16,967	$—	$—	$72,893	$242,358
President and Chief Operating Officer	2008	$196,154	$97,000	$32,364	$21,552	$—	$—	$86,116	$433,186

William J. Barrett	2009	$91,800	$—	$41,867	$18,128	$—	$—	$60,405	$171,411
Executive Vice President and Secretary	2008	$106,754	$57,000	$32,364	$20,395	$—	$—	$68,742	$285,255

(1)   Effective December 1, 2008, Messrs. Gardner, Wilson, and Barrett initiated reductions from the salary levels outlined in their respective employment contracts.  Until business conditions and financial results improve, salaries for Messrs. Gardner and Barrett have been reduced by 10%, and Mr. Wilson’s salary has been reduced by 25%.

(2)   The amounts in columns (e) and (f) reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 26, 2009, in accordance with FAS 123(R) of awards pursuant to the Company’s 2004, 2001, and 1998 Stock Option Plans, and thus include amounts from awards granted in 2006 through 2009.  Assumptions used in the calculation of these amounts are included in Note 1 of the Company’s consolidated financial statements for the fiscal year ended December 26, 2009, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 24, 2010.

(3)   Includes the Company’s matching contributions to the Company’s Section 401(k) Retirement Plan, car allowance, payment of premiums for disability and life insurance, and reimbursement of fees paid for personal income tax preparation.  Significant amounts are itemized in the following table:

				Income		Total,
		Auto	Life Insur.	Tax on		All Other
Name and Principal Position	Year	Allowance	Reimb.	Life Insur.	Other	Compensation

Herbert M. Gardner	2009	$18,180	$30,000	$23,050	$—	$71,230
Chairman of the Board	2008	$18,180	$30,000	$23,050	$6,441	$77,671

Robert W. Wilson	2009	$3,917	$40,000	$28,201	$775	$72,893
President and Chief Operating Officer	2008	$6,773	$40,000	$28,201	$11,142	$86,116

William J. Barrett	2009	$9,167	$30,000	$21,238	$—	$60,405
Executive Vice President and Secretary	2008	$11,063	$30,000	$21,238	$6,441	$68,742

Outstanding Equity Awards At Fiscal Year End

The following table provides information concerning the holdings of stock options and restricted stock by the Named Executive Officers at December 26, 2009.

	Stock Option Awards				Restricted Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)
	Number of	Number of			Number of
	Securities	Securities			Shares or	Market Value
	Underlying	Underlying			Units of	Of Shares
	Unexercised	Unexercised	Option	Option	Stock That	Or Units of
	Options	Options	Exercise	Expiration	Have Not	Stock That Have
Name	Exercisable	Unexercisable	Price	Date	Vested	Not Vested

Herbert M. Gardner	25,131	—	$5.60	4/18/2010	3,604	$6,703
	27,030	—	$6.15	6/6/2010	7,208	$13,407
	11,465	—	$8.20	10/27/2010	7,067	$13,145
	32,436	—	$6.52	5/4/2013
	29,058	—	$5.78	4/29/2014
	30,582	—	$4.86	5/7/2015
	15,000	7,500	$1.55	6/26/2016
	170,702	7,500			17,879	$33,255

Robert W. Wilson	27,030	—	$6.33	5/2/2010	3,604	$6,703
	32,436	—	$6.52	5/4/2013	7,208	$13,407
	24,214	8,071	$5.78	4/29/2014	7,067	$13,145
	20,988	13,992	$4.72	5/6/2015
	15,000	15,000	$1.55	6/26/2016
	119,668	37,063			17,879	$33,255

William J. Barrett	27,659	—	$6.16	4/18/2010	3,604	$6,703
	27,030	—	$6.77	6/6/2010	7,208	$13,407
	12,590	—	$9.03	10/27/2010	7,067	$13,145
	32,436	—	$7.17	5/4/2013
	31,968	—	$6.36	4/29/2014
	33,641	—	$5.34	5/7/2015
	15,000	7,500	$1.71	6/26/2016
	180,324	7,500			17,879	$33,255

Equity Compensation Plans

The following table summarizes the securities authorized for issuance under the 2004, 2001, and 1998 Stock Option Plans which have been approved by the Board of Directors and ratified by the Company’s stockholders.  There are no equity compensation plans which have not been approved by the Company’s stockholders.

	(a)	(b)	(c)
Number of securities
remaining available for
	Number of securities to be		future issuance under
	issued upon exercise of	Weighted-average exercise	equity compensation plans
	outstanding options,	price of outstanding options,	(excluding securities
Plan category	warrants, and rights	warrants, and rights	listed in column (a))

Equity compensation plans approved by security holders	1,246,082	$5.00	60,100

Long-Term Equity-Based Incentives

The Company believes that the best way to align the interests of the named executive officers and its stockholders is for such officers to own a meaningful amount of the Company’s Common Stock.  In order to reach this objective and to retain its executives, the Company grants equity-based awards to the Named Executive Officers under its 2004, 2001, and 1998 Stock Option Plans.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following summaries describe potential payments payable to our Executive Officers upon termination of employment or a change in control.  The actual payments to Named Executive Officers are contingent upon many factors as of the time benefits would be paid, including elections by the executive and tax rates as well as the discretion of the Board of Directors or a committee designated by the Board of Directors.

The Amended and Restated 2004 Stock Option Plan

The Company’s Amended and Restated 2004 Stock Option Plan provides that upon the effective date of a “change in control” (as defined in the Amended and Restated 2004 Stock Option Plan), all options will become immediately exercisable.  In addition, upon the Named Executive Officer’s death or disability, any options that would have become exercisable had the Named Executive Officer remained employed through the vesting date immediately following the date of his death or disability will become immediately exercisable.  The Amended and Restated 2004 Stock Option Plan also provides that if vesting is based upon the attainment of one or more “performance goals” (as defined in the Amended and Restated 2004 Stock Option Plan), the pro-rata portion of the Named Executive Officer’s options that would have become exercisable had he remained employed through the vesting date immediately following the date of his death or disability (or such other date as may be determined by the Stock Awards Committee in its sole discretion) will become immediately exercisable.

The 1998 Stock Option Plan and the 2001 Stock Option Plan

The terms of the 1998 Stock Option Plan and the 2001 Stock Option Plan are substantially similar.  Although these plans do not provide for acceleration of vesting upon termination of a Named

Executive Officer, the plans provide for varying time periods for the exercise of options, which time periods are based on the manner in which the Named Executive Officer has been terminated. Under these plans, if a Named Executive Officer voluntarily terminates his employment or is terminated for “cause” (as defined in the 1998 Stock Option Plan and the 2001 Stock Option Plan), then the portion of an option that remains unexercised, including that portion that is not yet exercisable, at the time of the Named Executive Officer’s termination of employment, will terminate and cease to be exercisable immediately upon such termination.  If the Named Executive Officer is terminated without cause, then he will have the right for 30 days following such termination to exercise any options that are exercisable as of the date of such termination, and thereafter any remaining options will terminate and cease to be exercisable. If the Named Executive Officer ceases to be employed due to disability, then he will have the right for 90 days after the date of termination to exercise any options that are exercisable on the date of his termination of employment, and thereafter any remaining options will terminate and cease to be exercisable.  If the Named Executive Officer’s employment is terminated due to death, then his legal representatives will have six months following the date of the Named Executive Officer’s death to exercise any options that are exercisable on the date of his death, and thereafter any remaining options will terminate and cease to be exercisable.

Herbert M. Gardner’s Employment Contract

The Board approved an amended and restated employment contract between the Company and Mr. Herbert M. Gardner, Chairman of the Board and Chief Executive Officer, effective January 1, 2005.  Mr. Gardner’s employment contract is automatically extended for one additional day so that a constant three-year term is always in effect.  In consideration of services to be provided to the Company, the employment contract provides for Mr. Gardner to receive (in addition to certain fringe benefits): (1) annual base compensation of $108,000 (which monthly payments are to be offset by all other fees paid to Mr. Gardner for serving as a Chairman of the Board of Directors and any committee of the Company and its subsidiaries); and (2) if the pre-tax earnings of the Company exceed $2,000,000, an incentive bonus of $36,000, plus an amount equal to 0.6% of the amount by which such pre-tax earnings exceed $2,000,000.

Under Mr. Gardner’s Employment Contract, if he dies, suffers a “disability,” is terminated by the Company without “cause,” or terminates his Employment Contract for “good reason” (as such terms are defined in his Employment Contract), then Mr. Gardner or his dependents will be paid his base salary for the remainder of the term of his Employment Contract and the “proportionate share” of his targeted bonus.  The Employment Contract defines Mr. Gardner’s proportionate share as a fraction the numerator of which is the number of days in such calendar year ending with the end of the term of his Employment Contract and the denominator of which is the total number of days in such calendar year.  If Mr. Gardner is terminated (other than for cause), he will also be entitled to maintain his fringe benefits, including his medical benefits, dental benefits, and insurance benefits.  In addition to his base salary, proportionate share of his bonus, and fringe benefits discussed above, if Mr. Gardner is terminated (other than for cause), then the Company will either sell or lease to him the automobile that the Company is providing to him.  In such case, the Company will, not later than March 15 following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of the Company’s interest in and to any lease.  Upon termination of such lease, the Company will purchase the leased automobile and convey ownership to him.  If the Company terminates Mr. Gardner for gross misconduct materially injurious to the Company, then he will not receive any termination payments or benefits.

Under Mr. Gardner’s Employment Contract, the definition of “good reason” includes a “change in control” (as defined in Exhibit “A” to his Employment Contract).  Notwithstanding the foregoing, in the event payments are being made to Mr. Gardner on account of a change in control based upon a hostile takeover of the Company, the pre-tax incentive bonus discussed above will be determined based upon the highest pre-tax earnings of the Company in the three calendar years immediately preceding the calendar year in which termination occurs.

William J. Barrett’s Employment Contract

The Board approved an amended and restated employment contract between the Company and Mr. William J. Barrett, Executive Vice President (Long Range and Strategic Planning), Assistant Treasurer, and Secretary of the Company, effective January 1, 2005.  Mr. Barrett’s employment contract is automatically extended for one additional day so that a constant three-year term is always in effect.  In consideration of services to be provided to the Company, the Employment Contract provides for Mr. Barrett to receive (in addition to certain fringe benefits): (1) annual base compensation of $108,000 (which monthly payments are to be offset by all other fees paid to Mr. Barrett for serving as a member of the Board of Directors and any committee of the Company and its subsidiaries); and (2) if the pre-tax earnings of the Company exceed $2,000,000, an incentive bonus of $36,000, plus an amount equal to 0.6% of the amount by which such pre-tax earnings exceed $2,000,000.

The terms of Mr. Barrett’s Employment Contract are substantially similar to Mr. Gardner’s Employment Contract.  Under Mr. Barrett’s Employment Contract, if he dies, suffers a “disability,” is terminated by the Company without “cause,” or terminates his Employment Contract for “good reason” (as such terms are defined in his Employment Contract), then Mr. Barrett or his dependents will be paid his base salary for the remainder of the term of his Employment Contract and the “proportionate share” of his targeted bonus.  The Employment Contract defines Mr. Barrett’s proportionate share as a fraction the numerator of which is the number of days in such calendar year ending with the end of the term of his Employment Contract and the denominator of which is the total number of days in such calendar year.  If Mr. Barrett is terminated (other than for cause), Mr. Barrett will also be entitled to maintain his fringe benefits, including his medical benefits, dental benefits, and insurance benefits.  In addition to his base salary, proportionate share of his bonus, and fringe benefits discussed above, if Mr. Barrett is terminated (other than for cause), then the Company will either sell or lease to him the automobile that the Company is providing to him.  In such case, the Company will, not later than March 15 following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of the Company’s interest in and to any lease.  Upon termination of such lease, the Company will purchase the leased automobile and convey ownership to him.  If the Company terminates Mr. Barrett for the willful engagement of gross misconduct materially injurious to the Company, then he will not receive any termination payments or benefits.

Under Mr. Barrett’s Employment Contract, the definition of “good reason” includes a “change in control” (as defined in Exhibit “A” to his Employment Contract).  Notwithstanding the foregoing, in the event payments are being made to Mr. Barrett on account of a change in control based upon a hostile takeover of the Company, the pre-tax incentive bonus discussed above will be determined based upon the highest pre-tax earnings of the Company in the three calendar years immediately preceding the calendar year in which termination occurs.

Robert W. Wilson’s Employment Contract

Supreme Corporation, a wholly-owned subsidiary of the Company, entered into an amended and restated employment contract with Mr. Robert W. Wilson, President and Chief Executive Officer of Supreme Corporation, effective May 1, 2008.  Mr. Wilson’s employment contract provides for a term of three years with a minimum base salary of $200,000 per year (subject to increase by the determination of the Board of Directors) plus a pre-tax incentive bonus if earned under Supreme Corporation’s bonus payment plan.

Under Mr. Wilson’s Employment Contract, if Supreme Corporation terminates Mr. Wilson other than “for cause” (as defined in his Employment Contract), Supreme Corporation must pay him his base salary for the remainder of the term of his Employment Contract and the “proportionate share” of his targeted bonus for the year of termination.  The Employment Contract defines proportionate share as a fraction the numerator of which is the number of days in such calendar year ending with the end of the term of his Employment Contract and the denominator of which is the total number of days in such calendar year.  In addition to his base salary and proportionate share of his bonus discussed above, if Mr. Wilson is terminated (other than for cause), then Supreme Corporation will either sell or lease to him the automobile that Supreme Corporation is providing to him.  In such case, Supreme Corporation will, not later than two and one-half months following the end of the calendar year in which his employment terminates, either sell him the automobile for $10 along with any insurance coverage (if assignable) or assign to him all of Supreme Corporation’s interest in and to any lease. Upon termination of such lease, Supreme Corporation will purchase the leased automobile and convey ownership to him.  Mr. Wilson’s Employment Contract provides that a change in control will be deemed a termination other than for cause.

If Supreme Corporation terminates Mr. Wilson “for cause” then Supreme Corporation will not have any obligation to pay Mr. Wilson any compensation or benefits.  Under Mr. Wilson’s Employment Contract, termination for cause includes death, disability, misconduct, gross negligence or his inability to perform his duties.

DIRECTOR COMPENSATION

Outside directors (other than Dr. Cantwell) are paid $1,500 per board meeting attended and an additional $6,000 annually.  Members of the Audit Committee are paid $1,500 per meeting.  In his capacity as a member of the Executive Committee, Dr. Cantwell is paid a minimum of $24,000 cash annually.  Each Director is reimbursed for out-of-pocket expenses incurred in attending Board or committee meetings.  At a telephone meeting of the Board of Directors held on May 2, 2005, the Board approved a $5,000 annual cash payment to the Chairman of the Audit Committee and an annual stock award of 2,000 shares of the Company’s Class A Common Stock to each outside director.  Effective January 1, 2007, such annual cash payment was increased from $5,000 to $10,000.

In conjunction with the recent cost reduction measures of the Company, the Board of Directors voted in January 2009 to reduce, until further notice, all fees paid to directors.  Effective February 1, 2009, all per meeting and annual director fees were reduced by 10%, with annual stock awards remaining at 2,000 shares per outside director.  These reduced fees will continue until business conditions and financial results improve.

The following table summarizes compensation paid to directors during fiscal year 2009:

(a)	(b)	(c)	(d)	(e)
	Fees Earned or		All Other
Name	Paid in Cash	Stock Awards(1)	Compensation	Total
Robert J. Campbell	$18,600	$2,680	$—	$21,600
Thomas Cantwell	$20,200	$2,680	$—	$23,200
Edward L. Flynn	$17,250	$2,680	$—	$20,250
Mark C. Neilson	$27,600	$2,680	$—	$30,600
Wayne A. Whitener	$13,650	$2,680	$—	$16,650

(1) These stock awards of 2,000 shares each (which are issued on an annual basis to the Company’s independent directors) were valued on the basis of the market value of $1.34 of the Company’s Class A Common Stock on the date awarded.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

As part of its original acquisition on January 19, 1984, of the specialized vehicle manufacturing business now being operated by it, Supreme Corporation acquired an option to purchase certain real estate and improvements at its Goshen, Indiana, and Griffin, Georgia, facilities, leased to it by lessors controlled by the sellers of such business.  The option agreement provided that the option would expire on January 8, 1989, and that, prior to that time, it could be assigned to either or both of William J. Barrett and Herbert M. Gardner, members of the Company’s Board of Directors.

On July 25, 1988, Supreme Corporation assigned the option (with the consent of the grantors of the option) to a limited partnership (the “Partnership”).  The general partner of the Partnership is Supreme Corporation, owning a one percent interest, and the limited partnership interests therein are owned (directly or indirectly) by individuals including Mr. Barrett, Mr. Gardner, Dr. Cantwell, and Mr. Campbell, all of whom are members of the Company’s Board of Directors, and each of whom owns a 12.375% limited partnership interest in the Partnership.

In a transaction consummated on July 25, 1988, the Partnership exercised the option and purchased all of the subject real estate and improvements.  Also on July 25, 1988, the Partnership and Supreme Corporation entered into new leases covering Supreme facilities in Goshen, Indiana, and Griffin, Georgia at initial rental rates equivalent to those paid pursuant to the lease agreements with the prior lessors.  The leases granted to Supreme Corporation contain options to purchase the properties for an aggregate initial price of $2,765,000 (subject to increases after the first year based upon increases in the Consumer Price Index).  In the event Supreme Corporation had exercised such options to purchase at the end of December of 2009, the total purchase price (calculated in accordance with the formula contained in such lease agreements) would have been approximately $5,972,000.  During the current year ending December 25, 2010, Supreme Corporation is obligated to pay approximately $398,692 in minimum lease payments to the Partnership under lease agreements which expire in July of 2010.  The actual amount paid to the Partnership in 2009 was $683,472.

PROPOSAL NO. 2

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Crowe Horwath LLP to continue as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 25, 2010.  In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the votes cast for and against the matter by stockholders present or represented by proxy at the Annual Meeting and entitled to vote on the matter, then the Audit Committee will reconsider its appointment of independent auditors.  In this case, the Audit Committee may, in its discretion, continue the Company’s relationship with Crowe Horwath LLP.  In addition, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if the Audit Committee believes that such an appointment would be in the best interests of the Company’s stockholders.

Representatives of Crowe Horwath LLP will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and also will be available to respond to appropriate questions at the meeting.  Proposal No. 2 is for the ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2010.

The Board of Directors recommends a vote FOR Proposal No. 2.

OTHER MATTERS

The Company’s management knows of no other matters that may properly be, or which are likely to be, brought before the meeting.  However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at the Company’s Annual Meeting of Stockholders in 2011 must be received by the Company at its principal executive offices in Goshen, Indiana, on or before November 25, 2010, in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

In order for a stockholder proposal made outside of Rule 14a-8 to be considered timely within the meaning of Rule 14a-4(c), such proposal must be received by the Company at its principal executive offices in Goshen, Indiana, no later than February 8, 2011.

FINANCIAL STATEMENTS

The Company’s Annual Report to Stockholders for the fiscal year ended December 26, 2009, accompanies this proxy statement.

ANNUAL MEETING OF STOCKHOLDERS OF SUPREME INDUSTRIES, INC. May 6, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.proxy.supremeind.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. (1) ELECTION OF DIRECTORS: EDWARD L. FLYNN MARK C. NEILSON (2) RATIFICATION OF SELECTION OF CROWE HORWATH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Returned proxy forms when properly executed will be voted: (1) as specified on the matters listed above; (2) in accordance with the Directors recommendations where a choice is not specified; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. PLEASE DATE AND SIGN BELOW AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL NO. 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00033300000000000000 5 050610

0 14475 SUPREME INDUSTRIES, INC. 2581 East Kercher Road, Goshen, Indiana 46528 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Robert W. Wilson and Herbert M. Gardner, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and to vote, as designated on the reverse side, all shares of Class A Common Stock of Supreme Industries, Inc. (the Company) held of record by the undersigned on March 8, 2010 at the Annual Meeting of Stockholders to be held on May 6, 2010 or at any adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL NO. 2. (Continued and to be signed on reverse side)